                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           AIM COUNSELOR SERIES TRUST
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

     ___________________________________________________________________________

                              ASREIF CONVERSION Q&A

For Internal Use Only

1.WHAT ARE THE REASONS FOR CONVERTING THE ASREIF FROM A CLOSED END TO AN OPEN ENDED FUND?

     AIM believes that reorganizing your Fund as an open-end fund (the Buying
Fund) will immediately eliminate your Fund's trading discount at the time the Reorganization occurs. Furthermore, AIM believes that your Fund's public announcements on August 1, 2006 and September 19, 2006 already have provided holders of your Fund's Common Shares with a return benefit as the price of the Common Shares has increased towards their net asset value. Finally, AIM believes that the opportunity to open-end your Fund on the terms and schedule that AIM has established and that the Board has approved, and at AIM's own initiative, is in the best interests of your Fund and the holders of its Common Shares.

     In addition, AIM believes that there is investor demand for an open-end fund with the Buying Fund's investment objectives and strategies and is proposing that your Fund be reorganized as an open-end fund to meet that investor demand. AIM believes that the Buying Fund could be successfully marketed as an open-end fund over the long term, although no assurance can be given in this regard.

3. WHAT ASPECTS OF THE FUND WILL CHANGE AND WHAT WILL REMAIN THE SAME?

              YOUR FUND                                BUYING FUND
              ---------                                -----------
                              INVESTMENT OBJECTIVES

-    High current income and,           -    Same objective.
     secondarily capital
     appreciation.

                         PRINCIPAL INVESTMENT STRATEGIES

             CURRENT FUND                               NEW FUND
             ------------                               --------
-    Invests, normally, at least 90%    -    Invests, normally, at least 80%
     of its total assets in                  of its assets in equity and debt
     income-producing common stocks,         securities of companies
     preferred shares, convertible           principally engaged in the real
     preferred shares and debt               estate industry, including
     securities issued by real estate        REITs, and other real
     companies, including real estate        estate-related investments such
     investment trusts ("REITs").            as commercial and residential
                                             mortgage backed securities, and
                                             commercial property whole loans.

-    Invests, normally, at least 80%
     of its total assets in
     income-producing equity
     securities issued by REITs.

                         PRINCIPAL INVESTMENT STRATEGIES

             CURRENT FUND                               NEW FUND
             ------------                               --------
-    Invests between 60% and 70% of     -    Invests between 30% and 70% of
     its total assets in common              its total assets in common
     stocks issued by real estate            stocks of companies principally
     companies.                              engaged in the real estate
                                             industry.

-    Invests between 30% and 40% of     -    No corresponding strategy.
     its total assets in preferred
     shares issued by real estate
     companies.

-    Invests up to 5% of its total      -    No corresponding strategy.
     assets in convertible preferred
     shares of issued by real estate
     companies

-    May use leverage in an effort to   -    No corresponding strategy.
     maximize its returns through
     issuance of preferred shares,
     commercial paper and/or
     borrowing.

-    May invest up to 20% of its        -    May invest up to 30% of its
     total assets in non-investment          total assets in non-investment
     grade securities including              grade securities including
     non-investment grade preferred          non-investment grade preferred
     stocks and convertible preferred        stocks and convertible preferred
     stocks and non-investment grade         stocks and non-investment grade
     debt securities (commonly known         debt securities (commonly known
     as "junk bonds").                       as "junk bonds").

-    Only invests in non-investment     -    Same strategy
     grade securities that are rated
     CCC or higher by Standard &
     Poor's or Fitch, Inc., or rated
     Caa or higher by Moody's
     Investor Service, Inc., or
     unrated securities to be deemed
     to be of comparable quality.

-    No corresponding strategy.         -    May sell securities short, which
                                             means selling a security it does
                                             not yet own in anticipation of
                                             purchasing the same security at a
                                             later date at a lower price.

                                        -    The fund will not sell a security
                                             short, if as a result of such short
                                             sale, the aggregate market value of
                                             all securities sold short exceeds
                                             15% of the fund's net assets.

                         PRINCIPAL INVESTMENT STRATEGIES

             CURRENT FUND                               NEW FUND
             ------------                               --------
-    May invest up to 10% of its        -    May invest up to 25% of its assets
     total assets in foreign                 in foreign securities.
     securities.

-    May invest up to 10% of its        -    May invest up to 15% of its net
     total assets in illiquid                assets in illiquid securities.
     securities.

-    May not invest more than 10% of    -    Same strategy.
     its total assets in the
     securities of any one issuer
     other than the U.S. Government.

-    Is non-diversified, meaning that   -    Same strategy.
     it can invest a greater
     percentage of its assets in any
     one issuer than a diversified
     fund can.

-    May enter into interest rate       -    No corresponding strategy.
     swap or interest rate cap
     transactions in connection with
     the fund's use of leverage.

-    May purchase or sell futures       -    Same strategy.
     contracts or options

                         PRINCIPAL INVESTMENT STRATEGIES

             CURRENT FUND                               NEW FUND
             ------------                               --------

-    Portfolio managers evaluate        -    Same strategy.
     securities based primarily on
     the relative attractiveness of
     income with a secondary
     consideration for the potential
     for capital appreciation.

-    Portfolio managers focus on        -    No corresponding strategy.
     equity REITs.

-    Portfolio managers use an          -    Same strategy.
     investment process that
     considers real property market
     cycle analysis, real property
     evaluation and management/issuer
     review.

-    Portfolio managers combine         -    Same strategy.
     fundamental research and pricing
     factors to identify attractively
     priced securities with
     relatively favorable long-term
     prospects.

5. ARE THERE REDEMPTION FEES FOR CLIENTS WHO WISH TO EXIT THE FUND AFTER THE CONVERSION?

The Buying Fund will be subject to a temporary 2.00% redemption fee applicable to any of its Class A shares received in connection with the Reorganization that are redeemed, including redemptions by exchange, during the 12 month period following the closing date of the Reorganization. The redemption fee would not apply to Class A shares of the Buying Fund that were purchased after the closing date of the Reorganization. The redemption fee is to be retained by the Buying Fund to offset transaction costs and other expenses associated with redemptions or exchanges.

6. HOW DO YOUR FUND'S FEES AND EXPENSES COMPARE TO THE BUYING FUND'S FEES AND EXPENSES

FEE TABLE

     The following fee table shows the shareholder fees and annual operating expenses, as of December 31, 2005, expressed as a percentage of net assets ("Expense Ratio") of the Common Shares of your Fund and the Pro Forma Combined Expense Ratio of the Class A shares of the Buying Fund (which has not yet commenced operations), based on historical data of your Fund and related projected data for the Class A shares of the Buying Fund after giving effect to the Reorganization. There is no guarantee that actual expenses will be the same as those shown in this table.

                                                                         AIM SELECT REAL
                                                    AIM SELECT REAL    ESTATE INCOME FUND
                                                  ESTATE INCOME FUND      (BUYING FUND)
                                                      (YOUR FUND)      PRO FORMA COMBINED
                                                      (12/31/05)             CLASS A
                                                     COMMON SHARES           SHARES
                                                  ------------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchase
(as a percentage of offering price)                      4.50%                5.50%

Maximum Deferred Sales Charge (as a percentage
of original purchase price or redemption
proceeds, as applicable)                                 None                 None

Redemption/Exchange Fee (as a percentage of
amount redeemed/exchanged)                               None                 2.00%

Dividend Reinvestment and Cash Purchase Plan
Fees                                                     None                 None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

Management Fees                                          0.90%                0.74%

Distribution and/or Service (12b-1) Fees                 None                 0.25%

Other Expenses                                           0.12%                0.29%

Total Annual Fund Operating Expenses                     1.02%                1.28%

Fee Waiver                                               0.20%                  --

Net Annual Fund Operating Expense                        0.82%                1.28%

7. WHAT IS THE DIVIDEND POLICY FOR THE NEW OPEN ENDED STRUCTURE?

The fund will declare dividends quarterly and pay dividends quarterly.

8. WHAT IS THE BUYING FUND'S CLASS STRUCTURE AND WHICH CLASS OF BUYING FUND SHARES WILL I RECEIVE IN THE REORGANIZATION

     The Buying Fund will offer Class A, Class B, Class C and Institutional Class shares. Your Fund has only one class of shares (Common Shares) outstanding. Class A shares of the Buying Fund will have rights that are identical to the Class A shares of the other retail investment companies that have AIM as an investment advisor (the "AIM Funds"). AIM believes that introducing these additional share classes of the Buying Fund will facilitate new purchases after the Reorganization.

     Holders of your Fund's Common Shares will receive Class A shares of the Buying Fund upon the Reorganization. As a result, the only class of shares of the Buying Fund described in this Proxy Statement/Prospectus are Class A shares.

9. HOW AND WHEN WILL THE REORGANIZATION OCCUR

     Consummation of the Reorganization (the "Closing") is expected to occur on March 12, 2007 (the "Effective Time"). At the Effective Time, all of the assets of your Fund will be delivered to the Buyer's custodian for the account of the Buying Fund in exchange for the assumption by the Buying Fund of the liabilities of your Fund and delivery by the Buyer to your Fund (for distribution to shareholders) of a number of Class A shares of the Buying Fund equal to the number of Common Shares of your Fund, (including, if applicable, fractional shares rounded to the nearest thousandth), determined and adjusted as provided in the Agreement. Upon delivery of such assets, the Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     The Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, the status of your Fund as a designated series of the Trust will be terminated in accordance with the Trust's Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the Delaware Statutory Trust Act.

10. HOW DO I VOTE?

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 26, 2007, at 3:00 p.m., Central Time.

HOW DO I VOTE IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. To be timely, your proxy card must be returned to us by February __, 2007. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Trust in writing to the address of the Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

DIALOG BETWEEN APPLICATION AND THE CALLER

IVR:           Welcome to Computershares's Express Voting Service. [pause]

               To vote, you'll need to supply some information from your proxy card, this will only take a moment. If you don't have your card handy, feel free to hang-up and call back when you're ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:        Enters 6-digit control number

IVR: Next, I'm going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.

Caller:        Enters holder acct number

IVR:           Thank you, please hold while I verify those numbers.

This message   three seconds of silence followed by...) ...still verifying
will play      (three more seconds of silence)...please continue to hold...
repeatedly
until the
host system
responds

IVR:           Ok, you'll be voting your proxy for...

               AIM Select Real Estate Income Fund

               Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:        Enters 5-digit access number

IVR:           Thank you, please hold while I verify that number...

This message   (three seconds of silence followed by...) ...still verifying...
will play
repeatedly
until the
host system
responds

IVR:           Ok, now to cast your vote....

IVR: You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.

Caller:        Presses 2

IVR:           Ok, let's vote on each proposal.

IVR: Proposal number 1. For which the Board of Directors recommends a vote "for". To vote, "for", press 1; vote "against", press 2; or to "abstain", press 3.

Caller:        Presses 1, 2 or 3

IVR: Ok, you've finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.

               You've elected to vote as follows....

               Playback vote confirmation...

               If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.

Caller:        Presses 1

IVR:           Please hold while I record your vote.

This message   (three seconds of silence followed by...) ...please continue
will play      to hold...
repeatedly
until the
host system
responds

IVR: [earcon] Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting. If you have another proxy card or wish to change your vote, press 1, otherwise I'm now going to end this call.

Caller:        timeout

IVR:           Thank you for voting, goodbye.

Caller:        Hang-up.

Computershare - Investor Vote Online                                 Page 1 of 1

TEST SITE ONLY - NO VOTES WILL BE RECORDED


AIM SELECT REAL ESTATE INCOME FUND (THE "FUND") - ONLINE PROXY         Print |     Logout |

PROXY LOGIN

Your HOLDER ACCOUNT NUMBER is underlined and appears in the colored bar on the front of your proxy card.

Your PROXY ACCESS NUMBER is the number in the box to the right of your HOLDER ACCOUNT NUMBER.

Please enter your details below and click "Login".



                HOLDER ACCOUNT NUMBER (INCLUDING THE LETTER "C"):
                                             PROXY ACCESS NUMBER:
                                                                    LOGIN

Please note:
If you vote via the Internet, please do not mail your proxy.



--------------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND")
Computershare Investor Services
250 Royall St.
Canton, MA 02021

Contact Computershare

  SERVICES PROVIDED BY

  COMPUTERSHARE

  Copyright (C) 2004 Computershare Limited. All rights reserved. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.
                         Please view our Privacy policy.

Computershare - Investor Vote Online -                              Page 1 of 2

TEST SITE ONLY - NO VOTES WILL BE RECORDED

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND") - ONLINE PROXY        Print |       Logout |

PROXY - AIM SELECT REAL ESTATE INCOME FUND (THE "FUND")

-[Name of holder will appear here]-

PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 26, 2007

The undersigned hereby appoints Philip A. Taylor, Kevin M. Carome, John M. Zerr and Sidney M. Dilgren and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on February 26, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present.

PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

[ ] CHECK THIS BOX TO CAST YOUR VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD FOR AIM SELECT REAL ESTATE INCOME FUND

PROPOSAL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

1. Approve an Agreement and Plan of Reorganization     FOR   AGAINST   ABSTAIN
which provides for the reorganization of AIM
Select Real Estate Income Fund a closed-end exchange-traded fund into an open-end fund.



Choose your voting options above and click "Continue" to view a summary of your voting instructions

                                    CONTINUE



--------------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND
(THE "FUND")
Computershare Investor Services
250 Royall St.
Canton, MA 02021

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

Computershare - Investor Vote Online -                              Page 2 of 2

  SERVICES PROVIDED BY

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                         Please view our Privacy policy.

Computershare - Investor Vote Online -                               Page 1 of 1

TEST SITE ONLY - NO VOTES WILL BE RECORDED

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND") - ONLINE PROXY      Print |     Logout |

VOTE SUMMARY - PLEASE VERIFY YOUR VOTING PREFERENCES BELOW AND CLICK "SUBMIT" AT THE BOTTOM OF THE SCREEN TO REGISTER YOUR VOTE.



PROPOSAL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

1. Approve an Agreement and Plan of Reorganization                    FOR
which provides for the reorganization of AIM
Select Real Estate Income Fund a closed-end exchange-traded fund into an open-end fund.

 If you wish to register your voting preferences as indicated, press
     "Submit" to continue. If you wish to change your voting preferences, use the "Back" button below.

                  BACK                   SUBMIT



--------------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND
(THE "FUND")
Computershare Investor Services
250 Royall St.
Canton, MA 02021

Contact Computershare

  SERVICES PROVIDED BY

  COMPUTERSHARE

          Copyright (c) 2004 Computershare Limited. All rights reserved. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.
                      Please view our Privacy policy.

Computershare - Investor Vote Online -                               Page 1 of 1

TEST SITE ONLY - NO VOTES WILL BE RECORDED

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND") - ONLINE PROXY       Print |       Logout |


THANK YOU. YOUR VOTING PREFERENCES HAVE BEEN SUBMITTED AND HAVE BEEN PROCESSED.

If you have any inquiries regarding your Online Proxy, please refer to the contact information below. Thank you for using this service.




OPTIONS
-------------------------------------------------------------------------------

To return to the main page click HERE




-------------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND
(THE "FUND")
Computershare Investor Services
250 Royall St.
Canton, MA 02021

Contact Computershare

  SERVICES PROVIDED BY

  COMPUTERSHARE

         Copyright (C) 2004 Computershare Limited. All rights reserved. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.
                         Please view our Privacy policy.